Exhibit 99.2
First Quarter Fiscal Year 2008 November 1, 2007
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995). These statements are based on a number of assumptions concerning future events and are subject to numerous risks, uncertainties and other factors, many of which are outside the Company’s control. The anticipated results described in the forward-looking statements could be materially different from the actual events and results. For a description of these risks, uncertainties and other factors, see the Company’s prior filings with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K for the fiscal year ended June 30, 2007 filed August 29, 2007 under Item 1A. “Risk Factors”. ACS disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future event, or otherwise.

Lynn Blodgett
Chief Executive Officer

ACS Global Presence and Opportunity } Offshore presence } Able to handle complex work } Growth through innovation } Global expansion plan starting to show results

First Quarter 2008 Overview

- Improved financial metrics compared to Q1FY07
  - Internal revenue growth: ↑ 2 percentage points
  - Adjusted operating margins: ↑ 30 bps
- Growth compared to Q1FY07
  - Adjusted operating income: ↑ 10%
  - Adjusted EPS: ↑ 18%
- Disappointing cash flow results
- Continued to deliver strong renewal rates
- Maintained broad new business pipeline

A C S
4

Tom Burlin
Chief Operating Officer

New Business and Customer Renewals ($ in millions)
Q1FY08 New Business Signings Q1FY08 Renewals
Annual Recurring Revenue: $ 141 Annual Recurring Revenue: $ 90

New Business Pipeline
Areas of Strength
„ Commercial: „ Government:
IT Services
Healthcare
Healthcare
Transactional BPO Transportation

Federal Government
HRO & F&A

Commercial Segment

Commercial Segment Results ($ in millions)
„Y-o-Y revenue increase: „Y-o-Y margin increase:
Growth at existing clients Improved operations (multiscope HR, F&A)
Customer care volumes Customer care volumes
HR consulting
„ Sequential margin decrease:
Start-up costs in F&A
Lower healthcare consulting

Commercial Operations Update FY08 Focus Areas and Q1 Progress „ Grow new business signings Certainty of ownership removes overhang „ Deepen existing client relationships Continue to radiate and expand services Maintain high renewal rates „ Strategic acquisitions Sound strategy Remain disciplined „ Innovation UBS-ACS Strategic Alliance Trip Pak InCab scanning „ Increase management depth and talent HRO F&A

Government Segment

Government Segment Results ($ in millions)
„Y-o-Y revenue increase: „Y-o-Y margin decrease:
Transportation business Eligibility contract ramp
Eligibility contract ramp
„Q-o-Q margin decrease: „Q-o-Q revenue decrease: Completed project work
Completed project work Eligibility contract ramp
Lumpy non-recurring business

Government Operations Update FY08 Focus Areas and Q1 Progress „ Innovate solutions and platforms Next-generation MMIS system Transportation continues to lead charge „ International expansion Transportation expanding global footprint „ Continuous optimization Increasing penetration of activity based compensation „ Industry average internal revenue growth Q1FY08 remained above average industry growth rates

Kevin Kyser
Chief Financial Officer

First Quarter Income Statement ($ in millions, except EPS)
Q1 FY07 Q1 FY07 Q1 FY08 Q1 FY08 Reported Adjusted (a) Reported Adjusted (a) Revenues $1,385 $1,385 $1,493 $1,493 Operating income 141 149 145 164
% of revenue 10.2% 10.7% 9.7% 11.0% Interest Expense 46 43 44 44 Pretax profit 97 108 102 120
% of revenue 7.0% 7.8% 6.8% 8.1% Income tax expense 36 40 36 42
ETR 37.0% 37.0% 35.2% 35.2% Net income $ 61 $ 68 $ 66 $ 78 Diluted EPS $ 0.59 $ 0.65 $ 0.65 $ 0.77
(a) See reconciliation of reported GAAP results and adjusted non-GAAP results below in Supplemental Schedules.

First Quarter Highlights ($ in millions, except EPS)
(a) See reconciliation of reported GAAP results and adjusted non-GAAP results in Supplemental Schedules.

Condensed Cash Flow
($ in millions)
Q1 FY07 Q1 FY08 Operating Cash Flow $ 173 $ 8
% of Revenue 12.5% 0.5% Capital Expenditure/Intangibles $ 111 $ 75
% of Revenue 8.0% 5.0% Free Cash Flow $ 63 $(67)
% of Revenue 4.5% -4.5%
· Significant annual incentive compensation payments
· Disappointing collections
· Timing of payroll
· Lower client requirements
· Procurement initiative
Certain cash flow items (included above):
Cash interest paid on debt $ 31 $ 35
Cash paid on stock option investigations, potential buyout and derivative lawsuits 2 9
Cash interest received (2) (3)
Total $ 31 $ 41
% of Revenue 2.2% 2.8%
Differences in schedule due to rounding

Selected Balance Sheet Categories
($ in millions)
Assets 6/30/07 9/30/07 Cash $ 307 $ 246 Accounts receivable 1,257 1,388 PP&E / software 897 900 Goodwill & other intangibles 3,094 3,070
Liabilities & Equity Accrued compensation $ 247 $ 140 Other accrued liabilities 400 376 Unearned revenue (current and long-term) 254 242 Deferred taxes (current and long-term) 382 409 Other long-term liabilities 146 198 Long-term debt 2,342 2,353 Equity 2,066 2,163
Collection Results
· Annual incentive compensation payments
· Timing of payroll
Acquisition earnout payments

Q & A

Supplemental Schedules
First Quarter Fiscal Year 2008
November 1, 2007

Non-GAAP Measures
Use of Non-GAAP Financial Information
The Company reports its financial results in accordance with GAAP. However, the Company uses certain non-GAAP performance measures, including adjusted non-GAAP earnings per share, free cash flow and internal revenue growth to provide both management and investors a more complete understanding of the Company’s underlying operational trends and results.
Management uses these non-GAAP measures to provide additional meaningful compar isons between current results and prior results, and as a basis for planning and forecasting for future periods.
Reconciliation of Reported GAAP Results to Adjusted Non-GAAP Results – In addition to reporting operating income, pretax income, net income and earnings per share on a GAAP bas is, the Company has also made certain non-GAAP adjustments which are described in “Description of Non-GAAP Adjustments” and are reconciled to the corresponding GAAP measures in the attached financial schedules titled “Reconcilia tion of Reported Results to Income Adjusted for Certain Non-GAAP Items” included in this earnings release. In making th ese non-GAAP adju stments, the Company takes into account the impact of items that are infrequently occurring or that are non-oper ational in nature. Management believes that the exclusion of these items provides a useful basis for evaluating underlying business performance, but should not be considered in isolation and is not in accordance with, or a substitute for, evaluating business unit performance utilizing GAAP financial information. Management uses non-GAAP measures in it s budgeting and forecasting processes and to further analyze its financial trends, as well as making financial comparisons to pr ior periods presented on a similar basis. The Company’s management uses each of these non-GAAP financial measures in its own evaluation of the Company’s performance, particularly when comparing performance to prior periods, and the Company believes that providing such adjusted results allows investors and other users of the Company’s financial statemen ts to better understand the Company’s comparative operating performance for the periods presented.
The Company’s management uses each of these non-GAAP financial measures in its own evaluation of the Company’s performance, particularly when comparing performance to past periods. The Company’s non-GAAP m easures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Although the Company’s management believes non-GAAP measures are useful in evaluating the performance of its business, the Company acknowledges that items excluded from such measures may have a material impact on the Company’s income from operations, pretax income, net income and earnings per share calculated in accordance wit h GAAP. Therefor e, management uses non-GAAP measures in conjunction with GAAP results. Investors and user s of our financial information should also consider the above factors when evaluating the Company’s results.

Non-GAAP Measures (cont.)
Description of Non-GAAP Adjustments:
The following items are included in our presentation of Non-GAAP adjustments:
1. Costs related to our internal investigation of our stock option grant practices, in vestigations begun by the Securities and Exchange Commission and Department of Justice, and shareholder derivative suits. The Company has incurred costs related to our internal investigation, as well as those of the SEC and DOJ. In addition, several derivative lawsuits have been filed in connection with our stock option grant practices, generally alleging claims related to breach of fiduciary duty and unjust enrichment by certain of our di rectors and senior exec utives and the Company has incurred costs related to these lawsuits. Management expects that the Company will continue to incur cost s related to the ongoing investigations and derivative lawsuits (collectively, “Option Related Costs”). Management believes that these costs, although material and recurring, are not related to the Company’s ongoi ng operations and that ex cluding them helps to provide a more meaningful representation of the Company’s operating performance.
2. Costs related to the 2007 buyout offers and related shareholder derivative suits. The Company has incurred costs in fiscal years 2008 and 2007 to evaluate our strategic alternatives, including the proposal fr om Mr. Deason and Cerberus. In addition, several lawsuits have been filed in connection with the announced bu yout transaction, generally alleging claims related to breach of fiduciary duty, and seeking class action status (“Buyout Rela ted Cost”). Management expects that the Company will continue to incur costs related to our evaluation of strategic alternatives and these lawsuits. Management believes that these costs, although material and recurri ng, are not related to the Company’s ongoing operations and that excluding them helps to provide a more meaningful representation of the Company’s operating performance.
3. Cost related to amending certain employee stock options. During fiscal year 2007 and the first quarter of fiscal year 2008, the Company amended the exercise price of certain outstanding stock options in order to reprice all, or a portion, of the respective stock option grants to the correct accounting measurement date to avoid adverse tax consequences to individual holders under Section 409A of the Internal Revenue Code (“Section 40 9A”). During the th ird quarter of fiscal year 2008, the Company will pay approximately $6.7 million in accordance with the terms of the amended stock options. During the first quarter of fiscal year 2008, the Company expensed approximately $1.2 million relate d to these amended stock options (“Amended Options”). Management believes that these costs are not related to the Company’s ongoing operations and that excluding them helps to provide a more meaningful represent ation of the Company’s operating performance.

Non-GAAP Measures (cont.)

Description of Non-GAAP Adjustments:

The following items are included in our presentation of Non-GAAP adjustments:

4. *Cost related to certain former employees' stock options.* The exercise price of certain former employees' vested, unexercised and outstanding stock options were less than the fair market value per share of ACS stock on the revised measurement dates for such stock options. During the first quarter of fiscal year 2008, the Company notified certain former employees that we will pay them the additional 20% income tax imposed by Section 409A if a triggering event occurs and if the employee is required to recognize and report W-2 income under Section 409A, subject to certain limitations. During the first quarter of fiscal year 2008, the Company expensed approximately $0.8 million related to these tax payments based on the market price of ACS common stock as of September 30, 2007 and will adjust this accrual to the fair market value of ACS stock each quarter until the options are exercised ("Income Tax Reimbursements"). Management believes that these costs are not related to the Company's ongoing operations and that excluding them helps to provide a more meaningful representation of the Company's operating performance.

5. *Waiver fee on our Credit Facility.* The Company received an amendment, consent and waiver from the lenders under our Credit Facility with respect to, among other provisions, waiver of any default or event of default arising under the Credit Facility as a result of our failure to comply with certain reporting covenants ("Waiver Fee"). Management believes that our delayed filings of our Annual Report on Form 10-K for the year ended June 30, 2006 and Quarterly Report on Form 10-Q for the period ended September 30, 2006, which necessitated the waiver, are infrequently occurring events and excluding the Waiver Fee provides a more meaningful representation of our results of operations for the first quarter of fiscal year 2007.

ACS

23

Non-GAAP Measures (cont.)
Frequently Used Terms
New business signings — while there are no third party standards or requirements gover ning the calculation of new business signings, we define new business signings as annual recurring revenue from new c ontracts and the incremental portion of renewals that are signed during the period, which represents the estimated first tw elve months of revenue to be recorded under the contracts after full implementation. We use new business signing s as a measure of estimated recurring revenues represented by contractual commitments, both to forecast prospective revenues and to estimate capital commitments. Revenues are measured under GAAP.
Trailing twelve month new business — is the preceding twelve months of new business signings at a point in time expressed in annual revenue, not total contract value.
Total contract value — represents estimated total revenue over the term of the contract.
Internal revenue growth — is measured as total revenue growth less acquired revenue fr om acquisitions and revenues from divested operations. Acquired revenue from acquisitions is based on pre-acquisition no rmalized revenue of acquired companies. We use the calculation of internal revenue growth to measure revenue gr owth excluding the impact of acquired revenues and the revenue associated with divested operations and we believe these adjustments to historic al reported results are necessary to accurately reflect our internal revenue growth.
Free cash flow — is measured as operating cash flow (net cash provided by oper ating activities, as reported in our consolidated statements of cash flows) less capital expenditures (purchases of pr operty, equipment and software, net of sales, as reported in our consolidated statements of cash flows) less additions to other intangible assets (as reported in our consolidated statements of cash flows). We believe this free cash flow metric provides an ad ditional measure of available cash flow after we have satisfied the capital expenditure requirements of our operations, and should not be taken in isolation to be a measure of cash flow available for us to satisfy all our obligations and ex ecute our business strategi es. We also rely on cash flows from investing and financing activities which, together with free cash flow, are expect ed to be sufficient for us to execute our business strategies. Our measure of free cash flow may not be comp arable to similarly ti tled measures of other companies.

Non-GAAP Measures (cont.)

AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
ADJUSTED STATEMENT OF INCOME
QUARTER ENDED SEPTEMBER 30, 2007
(UNAUDITED)
(In millions, except per share amounts)

	As Reported	Stock Option Investigation Costs	Review of Strategic Alternatives	409(a)	Former Employee Excise Tax Gross Up	As Adjusted
Revenues	$ 1,493.1	$ -	$ -	$ -	$ -	$ 1,493.1
Cost of revenues:						
Wages and benefits	700.0	-	-	(1.2)	(0.8)	698.0
Services and supplies	341.8	-	(3.7)	-	-	338.1
Rent, lease and maintenance	184.9	(0.5)	-	-	-	184.4
Depreciation and amortization	90.8	-	-	-	-	90.8
Other	6.9	-	-	-	-	6.9
Sub-total	1,324.4	(0.5)	(3.7)	(1.2)	(0.8)	1,318.2
Other operating expenses	23.3	(10.7)	(1.2)	-	-	11.4
Total operating expenses	1,347.7	(11.2)	(4.9)	(1.2)	(0.8)	1,329.6
Operating income	145.4	11.2	4.9	1.2	0.8	163.5
Interest expense	44.0	-	-	-	-	44.0
Other non-operating income, net	(0.7)	-	-	-	-	(0.7)
Pretax profit	102.1	11.2	4.9	1.2	0.8	120.2
Income tax expense	36.0	3.9	1.7	0.4	0.3	42.3
Net income	$ 66.1	$ 7.3	$ 3.2	$ 0.8	$ 0.5	$ 77.9
Earnings per common share (1):						
Basic	$ 0.66	$ 0.07	$ 0.03	$ 0.01	$ 0.01	$ 0.78
Diluted	$ 0.65	$ 0.07	$ 0.03	$ 0.01	$ 0.01	$ 0.77
Shares used in computing earnings per common share:						
Basic	99.7	99.7	99.7	99.7	99.7	99.7
Diluted	101.0	101.0	101.0	101.0	101.0	101.0

(1) Based on actual amounts, not rounded.

SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION

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Non-GAAP Measures (cont.)
AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
ADJUSTED STATEMENT OF INCOME QUARTER ENDED SEPTEMBER 30, 2006 (UNAUDITED) (In millions, except per share amounts)
Stock Option As Investigation Waive r As Reported Costs Fee Adjusted
Revenues $1,385.4 $- $ — $1,385.4
Cost of revenues:
Wages and benefits 666.6 — — 666.6
Services and supplies 291.4 (0.2) — 291.2
Rent, lease and maintenance 179.1 — — 179.1
Depreciation and amortization 81.6 — — 81.6
Other 10.6 — — 10.6
Sub-total 1,229.3 (0.2) — 1,229.1
Other operating expenses 15.2 (7.7) — 7.5
Total operating expenses 1,244.5 (7.9) — 1,236.6
Operating income 140.9 7.9 — 148.8
Interest expense 46.0 — (2.6) 43.4
Other non-operating income, net (2.6) — — (2.6)
Pretax profit 97.5 7.9 2.6 108.0
Income tax expense 36.1 2.9 1.0 40.0
Net income $ 61.4 $5.0 $ 1.6 $ 68.0
Earnings per common share (1):
Basic $ 0.59 $0.05 $ 0.02 $ 0.66
Diluted $ 0.59 $0.05 $ 0.01 $ 0.65
Shares used in computing earnings per common share:
Basic 103.5 103.5 103.5 103.5
Diluted 104.8 104.8 104.8 104.8
(1) Based on actual amounts, not rounded.
SEE “SUMMARY OF NON-GAAP FINANCIAL MEASURES” FOR A DISCUSSION OF THIS INFORMATION

Non-GAAP Measures (cont.)

AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
ADJUSTED STATEMENT OF INCOME
QUARTER ENDED JUNE 30, 2007
(UNAUDITED)
(In millions, except per share amounts)

	As Reported	CSB Impairment	Pre-acquisition Claim Settlement	Stock Option Investigation Costs	Review of Strategic Alternatives	Sale of Minority Interests	162(m)	As Adjusted
Revenues	$ 1,519.7	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,519.7
Cost of revenues:								
Wages and benefits	725.0	-	-	-	-	-	-	725.0
Services and supplies	348.7	-	-	-	(2.8)	-	-	345.9
Rent, lease and maintenance	171.4	-	-	(0.9)	-	-	-	170.5
Depreciation and amortization	91.3	-	-	-	-	-	-	91.3
Software impairment charges	76.4	(76.4)	-	-	-	-	-	-
Other	5.3	-	-	-	-	-	-	5.3
Sub-total	1,418.1	(76.4)	-	(0.9)	(2.8)	-	-	1,338.0
Other operating expenses	18.4	-	(2.3)	(5.4)	(2.6)	-	0.9	9.0
Total operating expenses	1,436.5	(76.4)	(2.3)	(6.3)	(5.4)	-	0.9	1,347.0
Operating income	83.2	76.4	2.3	6.3	5.4	-	(0.9)	172.7
Interest expense	42.2	-	-	-	-	-	0.9	43.1
Other non-operating income, net	(4.5)	-	-	-	-	(0.9)	-	(5.4)
Pretax profit	45.5	76.4	2.3	6.3	5.4	0.9	(1.8)	135.0
Income tax expense	7.9	28.1	0.8	2.1	1.8	0.3	4.2	45.3
Net income	$ 37.6	$ 48.3	$ 1.5	$ 4.2	$ 3.6	$ 0.6	$ (6.0)	$ 89.7
Earnings per common share (1):								
Basic	$ 0.38	$ 0.49	$ 0.02	$ 0.04	$ 0.03	$ -	$ (0.06)	$ 0.90
Diluted	$ 0.37	$ 0.48	$ 0.02	$ 0.04	$ 0.03	$ -	$ (0.06)	$ 0.88
Shares used in computing earnings per common share:								
Basic	99.4	99.4	99.4	99.4	99.4	99.4	99.4	99.4
Diluted	101.0	101.0	101.0	101.0	101.0	101.0	101.0	101.0

(1) Based on actual amounts, not rounded.

SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION

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Non-GAAP Measures (cont.)
AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
REVENUE GROWTH CALCULATIONS FOR THE QUARTER ENDED SEPTEMBER 30, 2007 (UNAUDITED) (Dollars in millions)
Quarter Ended September 30, 2007 2006 Growth % (1)
CONSOLIDATED
Total Revenues $1,493 $1,385 8% Adjusted $1,493 $1,385 8% Acquired Revenues $ 26 $ 2% - Internal Revenues 1,467 1,385 6% Total $1,493 $1,385 8% COMMERCIAL
Total Revenues $ 879 $ 832 6% Adjusted $ 879 $ 832 6% Acquired Revenues $ 19 $ 3% - Internal Revenues 860 832 3% Total $ 879 $ 832 6% GOVERNMENT
Total Revenues $ 614 $ 553 11% Adjusted $ 614 $ 553 11% Acquired Revenues $ 7 $ 1% - Internal Revenues 607 553 10% Total $ 614 $ 553 11%
(1) Based on actual revenues, not rounded.
SEE “SUMMARY OF NON-GAAP FINANCIAL MEASURES” FOR A DISCUSSION OF THIS INFORMATION

Non-GAAP Measures (cont.)
AFFILIATED COMPUTER SERVICES, INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
REVENUE GROWTH CALCULATIONS
FISCAL YEAR 2007 (UNAUDITED) (Dollars in millions)
Quarter Ended September 30, June 30, 2006 2005 Growth % (1) 2007 2006 Growth % (1)
CONSOLIDATED
Total Revenues $1,385 $1,311 6% 1,520 1,381 10% Less: Divested — (54) — -
Adjusted $1,385 $1,257 10% 1,520 1,381 10% Acquired Revenues $ 77 $ 6% — 55 7 3% Internal Revenues 1,308 1,257 4% 1,465 1,374 7% Total $1,385 $1,257 10% 1,520 1,381 10% COMMERCIAL
Total Revenues $ 832 $753 11% 872 815 7% Less: Divested — — — -
Adjusted $ 832 $753 11% 872 815 7% Acquired Revenues $ 31 $ 5% — 51 7 5% Internal Revenues 801 753 6% 821 808 2% Total $ 832 $753 11% 872 815 7% GOVERNMENT
Total Revenues $ 553 $558 -1% 648 566 14% Less: Divested — (54) — -
Adjusted $ 553 $504 10% 648 566 14% Acquired Revenues $ 46 $10%- 4 — -
Internal Revenues 507 504 — 644 566 14% Total $ 553 $504 10% 648 566 14%
(1) Based on actual revenues, not rounded.
SEE “SUMMARY OF NON-GAAP FINANCIAL MEASURES” FOR A DISCUSSION OF THIS INFORMATION

Non-GAAP Measures (cont.)
Restatement of Operating Segment Results
During the first quarter of fiscal year 2008, the Company reorganized the internal operating an d reporting structures in its Commercial and Government segments to more formally align its sales, service delivery and financ ial organizations under its appropriate leadership. As a result, the Company has restated its Commercial and Government segment results for the first quarter of fiscal year 2007 to reflect its current operating and reporting structure. The rest atement has no impact on the Company’s consolidated results for the period of restatement.

Non-GAAP Measures (cont.)

Affiliated Computer Services, Inc. and Subsidiaries
Supplemental Financial Information
Segment Information
(Unaudited)
(Dollars in millions)

	FY 2007					FY 2008
	Q1 9/30/2006	Q2 12/31/2006	Q3 3/31/2007	Q4 6/30/2007	YTD 6/30/2007	Q1 9/30/2007
Commercial:						
Revenue	$ 832.1	$ 849.5	$ 851.2	$ 872.1	$ 3,404.9	878.9
Operating Expenses	711.7	705.8	704.0	723.1	2,844.5	730.3
Depreciation and amortization expense	56.4	60.9	63.7	66.4	247.4	65.9
Operating Income	$ 64.1	$ 82.8	$ 83.5	$ 82.6	$ 313.0	$ 82.7
Operating Margin (1)	7.7%	9.8%	9.8%	9.5%	9.2%	9.4%
Government:						
Revenue	$ 553.3	$ 577.3	$ 589.4	$ 647.6	$ 2,367.5	614.2
Operating Expenses	423.8	443.3	453.4	499.4	1,820.0	480.7
Software impairment charge	-	-	-	76.4	76.4	-
Depreciation and amortization expense	24.9	24.0	23.9	24.5	97.3	24.5
Operating Income	$ 104.6	$ 110.0	$ 112.0	$ 47.2	$ 373.8	$ 109.0
Operating Margin (1)	18.9%	19.0%	19.0%	7.3%	15.8%	17.7%
Corporate:						
Revenue	$ -	$ -	$ -	$ -	$ -	-
Operating Expenses (excluding impact of SFAS 123(R) expense)	19.8	34.3	25.5	40.2	119.7	38.3
Stock-based compensation expense	7.7	7.8	7.0	6.1	28.7	7.6
Depreciation and amortization expense	0.3	0.3	0.4	0.4	1.4	0.4
Operating Income (1)	$ (27.8)	$ (42.4)	$ (32.9)	$ (46.7)	$ (149.8)	$ (46.3)
Consolidated:						
Revenue	$ 1,385.4	$ 1,426.8	$ 1,440.5	$ 1,519.7	$ 5,772.5	$ 1,493.1
Operating Expenses (excluding impact of SFAS 123(R) expense)	1,155.2	1,183.5	1,182.9	1,262.7	4,784.2	1,249.3
Impairment charge	-	-	-	76.4	76.4	-
Stock-based compensation expense	7.7	7.8	7.0	6.1	28.7	7.6
Depreciation and amortization expense	81.6	85.2	88.0	91.3	346.2	90.8
Operating Income	$ 140.9	$ 150.3	$ 162.6	$ 83.2	$ 537.0	$ 145.4
Operating Margin (1)	10.2%	10.5%	11.3%	5.5%	9.3%	9.7%

(1) Based on actual amounts, not rounded.

SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION

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31

Non-GAAP Measures (cont.)

Affiliated Computer Services, Inc. and Subsidiaries
Supplemental Financial Information
Segment Information (Continued from previous slide)
(Unaudited)
(Dollars in millions)

	FY 2007 Q1 9/30/2006	FY 2007 Q2 12/31/2006	FY 2007 Q3 3/31/2007	FY 2007 Q4 6/30/2007	FY 2007 YTD 6/30/2007	FY 2008 Q1 9/30/2007
(2) Calculation of Adjusted Commercial operating margin:						
Adjusted revenues	$ 832.1	$ 849.5	$ 851.2	$ 872.1	$ 3,404.9	$ 878.9
Operating income as reported	$ 64.1	$ 82.8	$ 83.5	$ 82.6	$ 313.0	$ 82.7
Rounding	-	-	2.2	2.3	4.5	-
Adjusted operating income	$ 64.1	$ 82.8	$ 85.7	$ 84.9	$ 317.5	$ 82.7
Adjusted operating margin	7.7%	9.8%	10.1%	9.7%	9.3%	9.4%
(3) Calculation of Adjusted Government operating margin:						
Revenue as reported	$ 553.3	$ 577.3	$ 589.4	$ 647.6	$ 2,367.5	$ 614.2
Plus revenue related to NC settlement	-	-	(3.4)	-	(3.4)	-
Adjusted revenues	$ 553.3	$ 577.3	$ 586.0	$ 647.6	$ 2,364.2	$ 614.2
Operating income as reported	$ 104.6	$ 110.0	$ 112.0	$ 47.2	$ 373.8	$ 109.0
Plus revenue related to NC settlement	-	-	(3.4)	-	(3.4)	-
CSB impairment	-	-	-	76.4	76.4	-
Adjusted operating income	$ 104.6	$ 110.0	$ 108.6	$ 123.6	$ 446.8	$ 109.0
Adjusted operating margin	18.9%	19.0%	18.5%	19.1%	18.9%	17.7%
(4) Calculation of Adjusted Corporate operating income:						
Operating income as reported	$ (27.8)	$ (42.4)	$ (32.9)	$ (46.7)	$ (149.8)	$ (46.3)
FY06 Strategic Alternatives costs	7.9	13.8	4.3	6.3	32.3	11.2
FY 07 Strategic Alternatives costs	-	-	0.6	5.4	5.9	4.9
Section 409 (a) expense	-	-	-	-	-	1.2
Former employee excise tax gross up	-	-	-	-	-	0.8
Section 162(m) deduction resolution	-	-	-	(0.9)	(0.9)	-
Adjusted operating income	$ (19.9)	$ (28.6)	$ (28.0)	$ (35.9)	$ (112.5)	$ (28.2)
(5) Calculation of Adjusted Consolidated operating margin:						
Revenue as reported	$ 1,385.4	$ 1,426.8	$ 1,440.5	$ 1,519.7	$ 5,772.5	$ 1,493.1
NC settlement	-	-	(3.4)	-	(3.4)	-
Adjusted revenues	$ 1,385.4	$ 1,426.8	$ 1,437.1	$ 1,519.7	$ 5,769.1	$ 1,493.1
Operating income as reported	140.9	150.3	162.6	83.2	537.0	145.4
Plus revenue related to NC settlement	-	-	(3.4)	-	(3.4)	-
Pre-acquistion claim settlement	-	-	2.2	2.3	4.5	-
CSB impairment	-	-	-	76.4	76.4	-
FY 06 Strategic Alternatives costs	7.9	13.8	4.3	6.3	32.3	11.2
FY 07 Strategic Alternatives costs	-	-	0.6	5.4	5.9	4.9
Section 409 (a) expense	-	-	-	-	-	1.2
Former employee excise tax gross up	-	-	-	-	-	0.8
Section 162(m) deduction resolution	-	-	-	(0.9)	(0.9)	-
Rounding	-	-	-	-	-	-
Adjusted operating income	148.8	164.1	166.3	172.7	651.8	163.5
Adjusted operating margin	10.7%	11.5%	11.6%	11.4%	11.3%	11.0%

SEE "SUMMARY OF NON-GAAP FINANCIAL MEASURES" FOR A DISCUSSION OF THIS INFORMATION

A C S

32

Non-GAAP Measures (cont.)
Affiliated Computer Services, Inc. and Subsidiaries Supplemental Financial Information
Condensed Consolidated Statements of Cash Flows
(Unaudited) (Dollars inmillions)
FY 07 FY 08 Q1 Q1 Cash Flows from operating activities:
Net Income $ 61.4 $66.1
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization 81.6 90.8
Gain on sale of business units (0.7) -
Gain (loss) on investments (1.3) 1.9
Impairments charges 1.2 -
Excess tax benefit on stock-based compensation — (2.0)
Stock-based compensation expense 7.7 7.6
Deferred income tax expense 5.8 3.8
Other non-cash adjustments 5.8 6.3
Change in assets and liabilities, net of effects from acquisitions 11.7 (166.5)
Total adjustments 111.8 (58.1)
Net cash provided by operating activities 173.2 8.0
Cash Flows from investing activities:
Purchases of property, equipment and software, net (101.5) (65.8)
Additions to other intangible assets (9.1) (9.5)
Payments for acquisitions, net of cash acquired (34.0) (23.7)
Purchase of investments (6.3) -
Net cash used in investing activities (150.9) (99.0)
Cash Flows from financing activities:
Proceeds from issuance of long-term debt 1,357.0 23.0
Repayments of long-term debt (615.1) (22.4)
Purchase of treasury shares (730.7) -
Excess tax benefit on stock options per SFAS 123(R) — 2.0
Proceeds from stock options exercised 5.0 27.3
Proceeds from issuance of treasury shares 2.9 -
Other, net — (0.1)
Net cash provided by financing activities 19.1 29.7
Net increase in cash and cash equivalents 41.4 (61.3)
Cash and cash equivalents at beginning of period 100.8 307.3
Cash and cash equivalents at end of period $ 142.2 $246.0
Free Cash Flow:
Net cash provided by operating activities $ 173.2 $8.0
Less:
Purchases of property, equipment and software, net (101.5) (65.8)
Additions to other intangible assets (9.1) (9.5)
Free Cash Flow $ 62.6 $(67.3)
SEE “SUMMARY OF NON-GAAP FINANCIAL MEASURES” FOR A DISCUSSION OF THIS INFORMATION